UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/04/2004

Medallion Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-27812

DE	04-3291176
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

437 Madison Avenue 38th Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

(212) 328-3615
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

Medallion Financial Corp. (the "Company") issued a press release to the news media announcing, among other things, the Company's results for the third quarter of 2004.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Press release, dated November 4, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Medallion Financial Corp.

Date: November 04, 2004.	By:	/s/ Larry D. Hall
Larry D. Hall
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release, dated November 4, 2004.